UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2026

DyTb, LLC

(Exact name of registrant as specified in its charter)

Delaware	0-53482	87-0294969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Airport Road

Stillwater, OK 74075

(Address of principal executive offices, including zip code)

(813) 867-6155

(Registrant’s telephone number, including area code)

TEXAS MINERAL RESOURCES CORP.

527 21st Street #44

Galveston, TX 77550

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on August 7, 2026 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 4, 2026 (the “Merger Agreement”), by and among Texas Mineral Resources Corp. (“TMRC”), USA Rare Earth, Inc. (“USAR”), Hamer Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of USAR (“First Merger Sub”), and DyTb, LLC (f/k/a Hamer Merger Sub, LLC), a Delaware limited liability company and a wholly owned subsidiary of USAR (the “Company”).

Effective as of the Closing Date, USAR completed its previously announced acquisition of TMRC, pursuant to the Merger Agreement. Pursuant to the Merger Agreement, (i) First Merger Sub merged with and into TMRC, with TMRC continuing as the surviving corporation (the “First Merger”), and (ii) following the First Merger, and as part of a single integrated transaction, TMRC merged with and into the Company, with the Company continuing as the surviving entity under the name “DyTb, LLC” (the “Second Merger” and, together with the First Merger, the “Mergers”).

Item 1.02. Termination of a Material Definitive Agreement.

In November 2021, TMRC entered into a mineral exploration and option agreement with Santa Fe Gold Corporation (“Santa Fe”), which agreement was amended in May 2024 (the “Santa Fe Option Agreement”). Under the option agreement, TMRC had the right to pursue a joint venture arrangement with Santa Fe to jointly explore and develop one or more target silver properties to be selected by TMRC among patented and unpatented mining claims held by Santa Fe within the project area located in the Black Hawk Mining District in Grant County, New Mexico. Completion of a joint venture agreement, if any, was to be subject to the successful outcome of a multi-phase exploration plan leading to a bankable feasibility study planned to be undertaken in the near future by TMRC. Under the contemplated terms of the proposed joint venture agreement, TMRC was to be project operator and initially own 50.5% of the joint venture while Santa Fe would initially own 49.5%. Additional terms of the joint venture were to be negotiated between TMRC and Santa Fe in the future.

In connection with the Mergers, the Santa Fe Option Agreement was terminated effective as of August 7, 2026

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the First Merger, each share of common stock, par value $0.01 per share, of TMRC issued and outstanding immediately prior to such time (excluding shares owned by USAR, TMRC or their respective wholly owned subsidiaries) was converted into the right to receive that portion of a validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of USAR (“USAR Common Stock”) equal to the quotient obtained by dividing (a) 3,823,328 by (b) the aggregate number of shares of TMRC common stock outstanding on a fully diluted basis at the effective time, resulting in a final exchange ratio of 0.043279843 of a share of USAR Common Stock for each share of TMRC common stock (based on 88,339,693 shares of TMRC common stock outstanding on a fully diluted basis at the effective time). Holders of TMRC common stock otherwise entitled to a fractional share of USAR Common Stock became entitled to receive cash in lieu of such fractional share.

The issuance of shares of USAR Common Stock to the former stockholders of TMRC was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-295838), as amended, filed by USAR with the Securities and Exchange Commission (the “SEC”) and declared effective on June 29, 2026. The proxy statement/prospectus included in the registration statement contains additional information about the Mergers, the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was previously filed as Exhibit 2.1 to TMRC’s Current Report on Form 8-K filed with the SEC on March 5, 2026, and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

As of the Effective Time, each holder of any shares of common stock of TMRC ceased to have any rights with respect thereto, except the right to receive the consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, TMRC’s directors and executive officers ceased serving as directors and executive officers of TMRC. Immediately following the Second Merger, Valerie Ford Jacob replaced David Kronenfeld as the President, Treasurer, and Secretary of the Company.

No director or executive officer of TMRC or the Company resigned as a result of any disagreement with TMRC or the Company on any matter relating to TMRC’s or the Company’s operations, policies or practices.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the certificate of incorporation of TMRC was amended and restated in its entirety to be in the form filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference and the bylaws of TMRC were amended and restated in their entirety to be in the form filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. Subsequently, at the effective time of the Second Merger, TMRC’s certificate of incorporation and bylaws ceased to be in effect by operation of law and the organizational documents of DyTb, LLC (as successor to the Company by operation of law), the Amended and Restated Certificate of Formation of DyTb, LLC, and the Limited Liability Company Agreement of DyTb, LLC, became the organizational documents of the Company. Copies of the Amended and Restated Certificate of Formation of DyTb, LLC and the Limited Liability Company Agreement of DyTb, LLC are filed as Exhibits 3.3 and 3.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

Prior to the Effective Time, shares of common stock of TMRC were quoted on the OTCQB Venture Market (“OTCQB”). The Company has notified the Financial Industry Regulatory Authority that the Merger had been completed and the common stock of TMRC has been withdrawn from OTCQB.

Additionally, the Company, as successor to TMRC, intends to file with the SEC a certification on Form 15 requesting the deregistration of TMRC’s common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated March 4, 2026, by and among Texas Mineral Resources Corp., USA Rare Earth, Inc., Hamer Merger Sub, Inc., and Hamer Merger Sub, LLC (incorporated herein by reference to Exhibit 2.1 to TMRC’s Current Report on Form 8-K (File No. 0-53482), filed with the SEC on March 5, 2026).
3.1**	Amended and Restated Certificate of Incorporation of Texas Minerals Resources Corp., adopted in connection with the First Merger on August 7, 2026.
3.2**	Amended and Restated Bylaws of Texas Mineral Resources Corp., adopted in connection with the First Merger on August 7, 2026.
3.3**	Amended and Restated Certificate of Formation of DyTb, LLC, adopted in connection with the Second Merger on August 7, 2026.
3.4**	Limited Liability Company Agreement of DyTb, LLC (f/k/a Hamer Merger Sub, LLC), dated as of March 2, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. TMRC agrees to furnish supplementally a copy of any omitted exhibit and schedule to the SEC upon its request.

**	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DyTb, LLC

Dated: August 13, 2026	By:	/s/ Valerie Ford Jacob
		Name:	Valerie Ford Jacob
		Title:	President, Treasurer and Secretary

4